                                                                    EXHIBIT 99.3

                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between DOR BioPharma, Inc. (the "Company") and the undersigned (the "Subscriber" and collectively with all of the other parties who have subscribed for the purchase of Units in this Offering, the "Subscribers").

                                   WITNESSETH:

         WHEREAS, the Company desires to offer a minimum of thirty (30) Units and up to a maximum of eighty (80) Units (the "Offering") to the Subscribers pursuant to a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Each "Unit" will consist of (a) a number of shares (the "Share Number") of Common Stock, par value $.001 per share ("Common Stock"), determined by dividing $100,000 by the Average Trading Price (as defined below); and (b) Warrants to purchase, at any time prior to the fifth anniversary of the date of issuance, a number of shares of Common Stock equal to 100% of the Share Number, at an initial exercise price equal to 110% of the Average Trading Price (the "Warrants"). The "Average Trading Price" shall mean the lower of (a) the average Closing Price for the thirty consecutive trading days immediately preceding the Closing Date (as hereinafter defined) or
(b) the average Closing Price for the five (5) consecutive trading days immediately preceding the Closing Date. The form of the Warrants are attached hereto as Exhibit A and the terms and provisions of the Warrants are incorporated herein by reference as if fully set forth herein. In the event that the Company's Common Stock trades at or above 300% of the Average Trading Price for a period of twenty (20) consecutive trading days, the Company shall have the option to accelerate the expiration date of the Warrants. The "Closing Price" shall be the reported per share closing price of the Common Stock on the American Stock Exchange ("AMEX") at 4 p.m. New York time on the applicable trading day. The Units, Common Stock (including any Termination Shares (as defined below)) and Warrants are sometimes hereinafter collectively referred to as the Securities (the "Securities"). The "Closing Date" shall be the earliest of (i) the date upon which the Company has received subscriptions for eighty
(80) Units or (ii) after the Company has received subscriptions for at least thirty (30) Units (the "Minimum Offering Amount"), the date upon which the Company determines, in its sole discretion, to close the Offering. Notwithstanding the foregoing, or anything herein to the contrary, the Offering shall terminate and be of no further force or effect if the Company has not received and accepted subscriptions for the Minimum Offering Amount by July 18, 2003 (the "Subscription Expiration Date").

         WHEREAS, the Company is seeking approval from its stockholders of (i) an amendment to its Amended and Restated Certificate of Incorporation, whereby the Company will increase the number of shares of Common Stock it is authorized to issue from 50,000,000 shares to 100,000,000 shares (the "Charter Approval") and (ii) this Offering (such approval, the "Offering Approval," and the Offering Approval, together with the Charter Approval, the "Approvals") at a meeting of the stockholders of the Company (the "Stockholder Meeting").

         WHEREAS, contemporaneously with the Subscriber's execution of this Agreement, the Subscriber will deliver, by check or wire transfer of immediately available funds, the purchase

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price for the Units to US Bank Trust National Association, as escrow agent (the
"Escrow Agent"), to be held in escrow pursuant to the terms of an escrow agreement by and among the Company, the Escrow Agent and the Placement Agent (as hereinafter defined) each of the Subscribers, the form of which is attached hereto as Exhibit B (the "Escrow Agreement"), for release, in accordance with the terms of the Escrow Agreement upon the Company's receipt of the Approvals, which Approvals shall be obtained by the Company on or prior to September 30, 2003 (the "Approvals Expiration Date").

         WHEREAS, if the Company holds a Stockholder Meeting and does not receive the Approvals at such Stockholder Meeting (such date a "Failed Stockholder Meeting"), then (i) the Subscriber's purchase price shall be released from escrow to the Subscriber within five (5) business days and (ii) the Company shall pay to the Subscriber a fee equal to 25% of the aggregate purchase price payable by the Subscriber for the Units being subscribed for hereunder within five (5) business days (the "Termination Fee").

         WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I        SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth on the signature page hereof at a price equal to $100,000 per Unit (the "Initial Offering Price"). The Subscriber hereby acknowledges that the Company may accept or reject the Subscriber's subscription in its sole discretion. The terms of the Warrants are set forth in the form of Warrant to purchase Common Stock attached hereto as Exhibit A. The Subscriber shall pay the Initial Offering Price with respect to the Units being subscribed for by Subscriber by check, wire transfer of immediately available funds payable to the Escrow Agent contemporaneously with the execution and delivery of this Agreement by the Subscriber. In the event the Company rejects the Subscriber's subscription or the Company has not received and accepted subscriptions for the Minimum Offering Amount by the Subscription Expiration Date, then the Subscriber's purchase price shall be returned to the Subscriber by the Escrow Agent within fifteen (15) business days. In the event the Company accepts the Subscriber's subscription and has received and accepted subscriptions for no less than the Minimum Offering Amount on or prior to the Subscription Expiration Date, then the Subscriber's purchase price shall remain in escrow with the Escrow Agent until the earliest to occur of (a) the date the Company has obtained the Approvals (such date, the "Escrow Release Date"), in which case the Subscriber's purchase price shall be released from escrow to the Company, (b) the Approvals Expiration Date, in which case (i) the Subscriber's purchase price shall be released from escrow to the Subscriber within five (5) business days thereafter, (ii) the Company shall pay to the Subscriber the Termination Fee within five (5) business days thereafter and (iii) the Offering shall be terminated and of no further force or effect, or (c) the date of a Failed Stockholder Meeting, in which case (i) the Subscriber's purchase price shall be released from escrow to the Subscriber within five (5) business thereafter,


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(ii) the Company shall pay to the Subscriber the Termination Fee within five (5)
business days thereafter and (iii) the Offering shall be terminated and of no further force or effect. At the Company's option, up to one-half of the Termination Fee may be paid through the issuance by the Company of shares of its Common Stock ("Termination Shares"). Termination Shares shall be deemed to have a value equal to the average Closing Price for the five (5) consecutive trading days immediately preceding the Approvals Expiration Date or the date of the Failed Stockholder Meeting, as the case may be. The Company shall provide the holders of Termination Shares with customary piggyback registration rights with respect to such Termination Shares for all Company registrations of its Common Stock (other than in connection with employee benefit plans and business combination transactions). If the Offering is consummated, the certificates for the shares of Common Stock sold to the Subscriber shall be delivered by the Company within forty-five (45) business days following the Escrow Release Date. The Subscriber understands that the Offering is contingent upon (i) the acceptance of the Subscriber's subscription by the Company, (ii) the Company's receipt of subscriptions for no less than the Minimum Offering Amount on or prior to the Subscription Expiration Date, and (iii) the Company's receipt of the Approvals on or prior to the Approvals Expiration Date.

         1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; and (e) in the event of a disposition, the Subscriber could sustain the loss of the Subscriber's entire investment. Such risks and other material risks are more fully set forth in the Company's most recent reports on Form 10-QSB and Form 10-KSB filed with the United States Securities and Exchange Commission (the "SEC" or "Commission"), all of which constitute an integral part hereof.

         1.3 The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by the Subscriber's responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

         1.4 The Subscriber hereby acknowledges and represents that (a) the Subscriber has prior investment experience, including investments in securities that are neither registered on a national securities exchange nor on the National Association of Securities Dealers' (the "NASD") automated quotation system, or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the full economic risk that the Subscriber hereby assumes.

         1.5 The Subscriber hereby acknowledges receipt and careful review of
(a) the Confidential Private Placement Memorandum dated April 24, 2003, together with all of the


                                      -3-
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exhibits, supplements and/or amendments thereto, (b) the Company's most recent reports on Form 10-QSB and Form 10-KSB filings with the Commission, including without limitation the Sections entitled "Risk Factors" and (c) this Agreement, and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company that the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering and has received any additional information that the Subscriber has requested regarding the Company and this Offering.

         1.6 (a) To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement, the Offering and the Subscriber's proposed purchase of Units hereunder. The Subscriber acknowledges and agrees that (i) the Subscriber has not relied upon any information about the Company other than information publicly available in filings made by the Company with the Securities and Exchange Commission, (ii) the Placement Agent has no responsibility for the accuracy or completeness of information filed by the Company with the Securities and Exchange Commission, and (iii) the Subscriber has not relied upon the independent investigation or verification, if any, that may have been undertaken by the Placement Agent.

                  (b) The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Placement Agent (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

         1.7 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the Offering.

         1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the Commission nor any state regulatory authority, as the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated under the Securities Act. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available in the opinion of counsel satisfactory to the Company.


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


         1.9 The Subscriber understands that the Securities comprising the Units have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber's investment intention. The Subscriber hereby represents that the Subscriber is purchasing the Securities comprising the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

         1.10 The Subscriber understands that even if a public market develops for the Securities, Rule 144 ("Rule 144") promulgated under the Securities Act requires for non-affiliates, among other conditions, a one-year holding period prior to the public resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities comprising the Units under the Securities Act or any state securities or "blue sky" laws other than as set forth in Article V of this Agreement.

         1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof described in this Agreement. The Subscriber is aware that the Company will instruct its transfer agent to make a notation in the appropriate records with respect to the restrictions on the transferability of such Securities.

         1.12 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

         1.13 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities underlying the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The execution and delivery by the Subscriber of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Subscriber is bound and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Subscriber is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Subscriber.

         1.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

         1.15 The Subscriber acknowledges that, if he or she is a registered representative of an NASD member firm, he or she must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

         1.16 The Subscriber acknowledges that at such time, if ever, as the Securities are registered, sales of the Securities will be subject to state securities laws, including those of the State of New Jersey, which require any securities sold in New Jersey to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

         1.17 The Subscriber agrees that, during the period from the date that Subscriber was first contacted with respect to the potential purchase of Securities through the last date upon which Subscriber holds any Securities or Registrable Securities (as hereinafter defined), the Subscriber will not directly or indirectly, through related parties, affiliates or otherwise sell "short" or "short against the box" (as those terms are generally understood) any equity security of the Company; provided, however, that it shall not be a violation of this Section 1.17, if the Subscriber places a sell order for Registrable Securities prior to the conversion of the Units.

         1.18 The Subscriber recognizes that the Company has retained Paramount Capital, Inc. (the "Placement Agent") to act as Placement Agent, on a "best efforts" basis, in the Offering. The Placement Agent will receive (i) a placement fee equal to 7% of the gross proceeds on the Units sold to investors introduced to the Company by the Placement Agent, and (ii) warrants to purchase 10% of the Units purchased, exercisable until five (5) years from the Closing Date, at an exercise price of 110% of the Average Trading Price (the "Placement Warrants"). At the discretion of the Placement Agent, the Units may be offered through one or more of the Placement Agent's selected dealers ("Selected Dealers") that are members of the NASD. The Placement Agent has entered into certain Selected Dealer Agreements, including agreements with Accredited Equities, Inc., an NASD member firm ("Accredited Equities"), and KJM Securities, Inc., an NASD member firm ("KJM"). Pursuant to its Selected Dealer Agreements with each of Accredited Equities and KJM, each of Accredited Equities and KJM will receive all or part of the commissions described in the immediately preceding sentence as a result of investments made by Subscribers introduced to the Company by Accredited Equities and KJM, respectively. The Company's and the Placement Agent's respective officers, directors, employees and/or affiliates may purchase Units in the Offering, which purchases may be used to satisfy the minimum number of Units to be sold. Except for this Agreement and other substantially identical (other than with respect to the number of Units subscribed for) agreements executed by other Subscribers (the "Other Agreements") or as otherwise disclosed in Section 1.18 herein, there are no agreements, arrangements, understandings, commitments or undertakings (whether written or oral) with respect to the transactions contemplated by this Agreement and the Other Agreements (or understandings to enter into any such agreement, arrangement, understanding, commitment or undertaking after the date hereof) between the Company and, to the knowledge of the Company, the Company's Affiliates, on the one hand, and any Subscriber and, to the knowledge of the Company, any of the Subscribers' Affiliates, on the other hand, as of the date of this Agreement. For the purposes of this Agreement, "Affiliate"


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means, with respect to any party, any entity which is a direct or indirect parent or subsidiary of such party or which directly or indirectly (i) owns or controls such party, (ii) is owned or controlled by party, or (iii) is under common ownership or control with such party. For purposes of this definition, "control" of a party means the power to direct the management or policies of such party, whether through the ownership of voting securities, by contract or otherwise.

         1.19 The Subscriber acknowledges that the Company has disclosed to the Subscriber that (i) Steven H. Kanzer, who is the Vice Chairman of the Board of the Company, is also the sole stockholder of Accredited Equities, (ii) Evan Myrianthopoulos, a member of our Board of Directors, is a registered representative of KJM, and (iii) each of Mr. Kanzer and Mr. Myrianthopoulos may receive a portion of the commissions described in Section 1.18 above.

II.      REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

         The Company hereby represents and warrants and, where applicable, covenants to the Subscriber that, at the Subscription Expiration Date and prior to the consummation of the Offering:

         2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as described in filings made by the Company with the Commission. The Company is duly organized, validly existing and in good standing and has full corporate power and authority to conduct its business as now conducted and as proposed to be conducted.

         2.2 Authorization; Enforceability. But for the Approvals, the Company has all corporate right, power and authority to enter into this Agreement and to consummate the Offering. But for the Approvals, which shall constitute a condition for the release of the purchase price for the Units by the Escrow Agent, all corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to Company's receipt of the Approvals and the Offering Approval, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Units as contemplated by this Agreement, such securities will be validly issued, fully paid and nonassessable. Upon the issuance and delivery of the Common Stock issuable upon conversion of the Units (including the Units issuable upon exercise of the Placement Warrants), and upon compliance by the Subscriber with the terms hereof, the Common Stock will be validly issued, fully paid and nonassessable. The issuance and sale of the Units contemplated hereby and the issuance and sale of the Common Stock underlying the Units (including the Units issuable upon exercise of the Placement Warrants), will not give rise to any preemptive rights or rights of first refusal on behalf of any person.


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


         2.3 No Conflict. Subject to the Company's receipt of the Approvals, the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, which could have a material adverse effect on the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject which could have a material adverse effect on the Company, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

         2.4 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

         2.5 Exchange Act Reports. All material reports required to be filed by the Company within two years prior to the date of this Agreement under the Securities and Exchange Act 1934, as amended (the "Exchange Act"), have been duly filed with the SEC, complied at the time of filing, in all material respects with the requirements of their respective forms, and except to the extent updated or superseded by any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         2.6 Use of Proceeds. The proceeds from the Offering will be used to pay the costs and expenses of the Offering, and advance the pre-clinical and clinical development of the Company's drug candidates, including the hiring of additional personnel and contract research organizations and the purchasing of capital equipment and materials to support these development activities. A portion of the net proceeds shall also be used for general corporate purposes, including the maintenance of in-licensed patent rights and proprietary intellectual property patent applications and patents, as well as repayment of approximately $500,000 of indebtedness outstanding to Elan Pharmaceuticals.

         2.7 Preemptive Rights. If at any time prior to the one year anniversary of the Closing Date, the Company proposes to issue any equity securities, or other securities of any kind that are or may become convertible into any equity securities (collectively, "New Issue Securities"), the Company shall first offer the New Issue Securities to the Subscribers who have purchased Units in the Offering (the "Purchases") in accordance with the following provisions:

         (a) The Company shall give a written notice to each Subscriber (the "First Notice") stating (i) its intention to issue the New Issue Securities,
(ii) the number and description of the New Issue Securities proposed to be issued and (iii) the purchase price (calculated as of the proposed issuance date) and the other terms and conditions upon which the Company is offering the New Issue Securities.

         (b) Transmittal of the First Notice to the Subscribers by the Company shall constitute an offer by the Company to sell each Subscriber up to his, her or its proportionate number (based upon his, her or its percentage ownership of the total number of issued and outstanding shares of Common Stock) of the New Issue Securities for the price and upon the terms and conditions set forth in the First Notice. For a period of fifteen (15) days after the delivery of the First Notice to the Subscribers, each Subscriber shall have the option, exercisable by written notice to the Company, to accept the Company's offer as to all or any part of such Subscriber's proportionate number of the New Issue Securities. If two or more types of New Issue Securities are to be issued or New Issue Securities are to be issued together with other types of securities, including, without limitation, debt securities, in a single transaction or related transactions, the rights to purchase New Issue Securities granted to the Subscribers under this Section 2.7 must be exercised to purchase all types of New Issue Securities and such other securities in the same proportion as such New Issue Securities and other securities are to be issued by the Company.

         (c) If all of the New Issue Securities proposed to be issued and sold in such First Notice have not been subscribed for within fifteen (15) days, the Company shall have one hundred twenty (120) days thereafter to sell any or all of the remaining New Issue Securities (i.e., those not to be sold to any Subscriber hereunder) upon terms and conditions no less favorable to the Company than those set forth in the First Notice. In the event the Company has not sold such New Issue Securities within said one hundred twenty (120) day period, the Company will not thereafter issue or sell any New Issue Securities without first offering such New Issue Securities to the Subscribers in the manner provided above.

         (d) The preemptive rights contained in this Section 2.7 shall not apply to the issuance and sale by the Company, from time to time hereafter, of (i) shares of Common Stock, or options, rights, or warrants to acquire shares of Common Stock, or of securities convertible or exchangeable for shares of Common Stock, to employees, officers, or directors of the Company, as compensation for their services to the Company or any of its direct or indirect subsidiaries,
(ii) the issuance of the shares of Common Stock upon the conversion of the Units and the exercise of the Warrants including, without limitation, the Placement Warrants, (iii) shares of Common Stock issued and sold in a firm commitment underwritten public offering or (iv) shares of Common Stock issued as consideration for the acquisition of another company or business in which the shareholders of the Company do not have an ownership interest, which acquisition has been approved by the Board of Directors of the Company.

         (e) Notwithstanding anything to the contrary contained herein, OrbiMed Advisors, LLC ("OrbiMed") shall have the right to waive the preemptive rights contained in this Section 2.7 with respect to all of the Subscribers in this Offering. If OrbiMed waives its preemptive rights with respect to an offering of New Issue Securities, then all of the Subscribers under this Offering shall be deemed to have waived their preemptive rights under this Section 2.7 in connection with such issuance of New Issue Securities.

         2.8 Form 8-K. The Company shall, prior to 9:00 am on the first business day after the Closing Date, file a Current Report on Form 8-K disclosing all material terms of the transactions contemplated by this Agreement and attaching forms of this Agreement, the Warrant and the Escrow Agreement as exhibits.

III.     TERMS OF SUBSCRIPTION

         3.1 The subscription period will terminate on the Subscription Expiration Date. The Units will be offered on a "best efforts" basis. The minimum subscription per Subscriber shall be one Unit, subject to the Company's right to accept subscriptions for fractional Units. All subscriptions for the purchase of Units may be rejected by the Company for any reason, in the Company's sole discretion, including without limitation, if the Company has reached the Maximum Offering Amount. If the Company rejects a Subscriber's subscription for any reason, then the Company shall notify the Escrow Agent and all funds paid hereunder by the Subscriber shall be returned to the Subscriber within fifteen (15) business days, in accordance with Section 3.6 hereof.

         3.2 If the Company receives subscriptions for purchases aggregating at least thirty (30) Units on or prior to the Subscription Expiration Date, then the Company may conduct the closing (the "Closing") of the Offering. Upon the receipt of subscriptions for purchases aggregating at least thirty (30) Units on or prior to the Subscription Expiration Date, the Company shall provide written notice to the Escrow Agent that it has received and accepted subscriptions for the Minimum Offering Amount. If the Company does not receive subscriptions for purchases aggregating at least thirty (30) Units on or prior to the Subscription Expiration Date, then the Company shall provide written notice to the Escrow Agent that it has not received and accepted subscriptions for the Minimum Offering Amount on or prior to the Subscription Expiration Date and all funds paid hereunder by the Subscriber shall be returned by the Escrow Agent to the Subscriber within fifteen (15) business days, in accordance with Section 3.6 hereof.

         3.3 If the Company shall have received and accepted subscriptions for no less than the Minimum Offering Amount by the Subscription Expiration Date, then all funds paid hereunder by the Subscriber shall remain in escrow with the Escrow Agent until the earliest to occur of (a) the Escrow Release Date, in which case the Subscriber's purchase price shall be released from escrow to the Company, (b) the Approvals Expiration Date, in which case (i) the Subscriber's purchase price shall be released from escrow to the Subscriber within five (f) business days thereafter, (ii) the Company shall pay to the Subscriber the Termination Fee within five (5) business days thereafter and (iii) the Offering shall be terminated and of no further force or effect and (c) the date of the Failed Stockholder Meeting, in which case (i) the Subscriber's purchase price shall be released from escrow to the Subscriber within five (5) business days thereafter, (ii) the Company shall pay to the Subscriber the Termination Fee within five (5) business days thereafter or (iii) the Offering shall be terminated and of no further force or effect. At the Company's option, up to one-half of the Termination Fee may be paid through the issuance by the Company of shares of Termination Shares. Termination Shares shall be deemed to have a value equal to the average Closing Price for the five (5) consecutive trading days immediately preceding the Approvals Expiration Date or the date of the Failed Stockholder

Meeting, as the case may be. The Company shall provide the holders of Termination Shares with customary piggyback registration rights with respect to such Termination Shares for all Company registrations of its Common Stock (other than in connection with employee benefit plans and business combination transactions). If for any reason either (i) the Closing does not occur by the Subscription Expiration Date with respect to the sale of all of the Units hereby subscribed for by Subscriber or (ii) the Company rejects the Subscriber's subscription for any reason, all funds paid hereunder by the Subscriber to the Escrow Agent shall be promptly returned to the Subscriber, without interest, in accordance with Section 3.6 hereof.

         3.4 Placement of the Units will be made by the Placement Agent, who will receive the compensation set forth in Section 1.18 hereof.

         3.5 In the event the Offering is consummated, the Subscriber hereby authorizes and directs the Company, upon the Escrow Release Date, to (i) deliver the shares of Common Stock to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account, if any, maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto and (ii) deliver the Warrants to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

         3.6 The Subscriber hereby authorizes and directs the Escrow Agent to return any funds for unaccepted or returned subscriptions to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

IV.      CONDITIONS

         4.1 Conditions upon the Closing. The Subscriber's obligation to purchase the Units at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

         (a) Representations and Warranties Correct. The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing with the same force and effect as if they had been made on and as of said date.

         (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

         (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the Offering.

         (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

         4.2 Conditions of the Release of the Escrow. In the event the Company has received and accepted subscriptions for no less than the Minimum Offering Amount by the Subscription Expiration Date, then the consummation of the Offering and the release of any funds from the escrow to the Company shall be conditioned upon the fulfillment on or prior to the Approval Expiration Date of the following conditions:

         (a) Approvals. The Company shall have received the Approvals.

         (b) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the Offering.

         (c) No Law Prohibiting or Restricting Such Sale. There shall not then be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

         4.3 Escrow Release. Upon the satisfaction of each of the conditions contained in Section 4.3 on or prior to the Approvals Expiration Date, the Company shall provide the Escrow Agent written notice of the satisfaction of such conditions and the Escrow Agent shall deliver the purchase price for the Units to the Company, in accordance with the terms of the Escrow Agreement, and the Company shall (i) deliver the shares of Common Stock to be issued to the Subscriber pursuant to this Agreement directly to the Subscriber's account, if any, maintained by the Placement Agent or, if no such account exists, to the residential or business address indicated on the signature page hereto and (ii) deliver the Warrants to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

V.       REGISTRATION RIGHTS

         5.1 As used in this Agreement, the following terms shall have the following meanings:

         (a) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof.

         (b) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

         (c) The term "Registrable Securities" shall mean (i) any shares of Common Stock included in the Units (including the shares of Common Stock issuable upon exercise of the Warrants included in the Units), (ii) any shares of Common Stock included in the Units (including the Common Stock issuable upon exercise of the Warrants included in the Units) issuable upon exercise of the Placement Warrants and (iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to or in replacement of any such shares of Common Stock; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the Commission, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.9.

         In addition, for purposes of all calculations and notices under this
Article V, and all other provisions of this Article V where the context permits, a holder of Units shall be deemed the Holder of the Registrable Securities issuable upon conversion thereof, and such Units shall be deemed outstanding Registrable Securities hereunder. Notwithstanding the foregoing, nothing in this
Article V shall require the Company actually to register any shares of Common Stock.

         5.2 The Company will use its best efforts to (i) prepare and file within thirty (30) days after the Escrow Release Date (the "Filing Date") with the Commission a registration statement on Form S-3 under the Securities Act (the "Shelf Registration Statement") with respect to the Registrable Securities,
(ii) have such Shelf Registration Statement declared effective by the Commission within 120 days after the Escrow Release Date or not more than five (5) days from the date upon which the Commission shall allow the Company to accelerate effectiveness, whichever is earlier (the "Mandatory Effective Date") and (iii) cause such Shelf Registration Statement to remain effective until the second anniversary of the date such Shelf Registration Statement is declared effective (or, in the case of the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"), the first anniversary of the date of issuance of such Warrant Shares, but in any event not later than the fourth anniversary of the date such Shelf Registration Statement is declared effective); provided, however, if Rule 144 is amended so that the longest period that Rule 144 restricts the manner in which privately placed securities may be sold is a period shorter than two years, then the period required by this clause shall be reduced to (A) such shorter period, (B) such date as all of the Registrable Securities have been resold or (C) such date as all Registrable Securities may be sold pursuant to Rule 144 (or any successor rule). In the event the Shelf Registration Statement is not declared effective by the Mandatory Effective Date, the Company shall pay to each Subscriber an amount in cash equal to the product of (i) 2% of the aggregate purchase price previously paid by such Subscriber for Units acquired in this Offering multiplied by (ii) the sum of (a) one plus (b) the number of full calendar months which have lapsed since the Mandatory Effective Date. The payments to which a holder shall be entitled pursuant to this Section 5.2 are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Registration Delay Payments are incurred and (ii) the third business day after the event or failure giving rise to the Registration Delay Payments is cured.

         5.3 Obligations of the Company. Whenever required under this Article V to include Registrable Securities in a registration statement, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus contained therein as may be necessary to keep the Registration Statement and prospectus accurate and complete during the period such registration statement is required to remain effective under this Agreement.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdictions and except as may be required by the Securities Act.

         (e) The Company shall make available for inspection upon reasonable request of the Holder, and by any attorney, accountant or other agent, retained by the Holder, such information in connection with the Registration Statement as is necessary for the Holder to discharge its due diligence obligations under the Act, if any; provided, however that the Holder shall be obligated prior to such inspection to provide assurances in form satisfactory to the Company that the Company's confidential and proprietary data, information and know-how, and any other material, non-public information regarding the Company, shall not be divulged.

         (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

         5.4 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Article V with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities.

         5.5 Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
5.2 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders, other than the cost of one special legal counsel to all of the selling Holders in connection with each registration under Section
5.2. Such special legal counsel shall be selected by the Holders of a majority of Registrable Securities to be included in such registration, subject to the consent of the Company, which shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, each Holder shall pay all registration expenses that such Holder is required to pay under applicable law.

         5.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article V.

         5.7 Indemnification. In the event that any Registrable Securities are included in a registration statement under this Article V:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 5.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

         (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, in no event shall any indemnity under this Section 5.7(b) exceed the gross proceeds from the offering received by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section
5.7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.7.

         (d) If the indemnification provided for in this Section 5.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) The obligations of the Company and Holders under this Section 5.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Article V, and otherwise.

         5.8 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         5.9 Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this
Article V may be assigned in full or in part by a Holder in connection with a transfer by such Holder of any of its Registrable Securities if: (a) such Holder gives prior written notice to the Company; and (b) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement; provided, however, that such transfer may otherwise be effected in accordance with applicable securities laws. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

         5.10 Termination of Registration Rights.In addition, the right of any Holder to request inclusion in any registration or require the Company to maintain the effectiveness of any registration statement pursuant to this Agreement shall terminate if all shares of Registrable

Securities held by such Holder may immediately be sold under Rule 144; provided, however, that the provisions of this Section 5.10 shall not apply to any Holder who owns more than three percent (3%) of the Company's outstanding stock until such time as such Holder owns less than three percent (3%) of the outstanding stock of the Company.

         VI  MISCELLANEOUS

         6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to: c/o DOR BioPharma, Inc. 28101 Ballard Drive, Lake Forest, IL 60045, Attn: President, and to the Subscriber at the Subscriber's address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

         6.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         6.3 Subject to the provisions of Section 5.9 and 6.13, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements (other than agreements, if any, which refer explicitly to this Section 6.3 of this Agreement) and understandings of any and every nature among them. The recitals set forth beginning on the first page hereof are incorporated into and made a part of this Agreement.

         6.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

         6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

         6.6 In order to discourage frivolous claims the parties agree that in the event of any litigation between them relating to this Agreement, the prevailing party in such litigation shall be entitled to recover from the non-prevailing party the prevailing party's reasonable legal costs and expenses in connection with such litigation, and the parties agree to request that the court in any such litigation determine the prevailing party for such purpose.

         6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

         6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         6.10 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         6.11 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name and address of the Subscriber in any registration statement filed pursuant to Article V in which the Subscriber's shares are included.

         6.12 (a) Each Subscriber severally represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Subscriber hereby severally agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

         (b) The Company has engaged, consented to and authorized the Placement Agent to act as placement agent for the Company in connection with the transactions contemplated by this Agreement. The Company hereby agrees to pay the Placement Agent the compensation set forth in Section 1.18, and the Company agrees to indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

         6.13 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except (a) for the holders of Registrable Securities and (b) for the Placement Agent pursuant to Sections 1.6(a) and 6.12(b) hereof.

         6.14 The covenants, representations and warranties of the parties contained herein shall survive the Closing. Each of the parties may rely on such covenants, representations and warranties irrespective of any investigation made, or notice or knowledge held by, it or any other person. All statements contained in any certificate or other instrument delivered by any party pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall constitute representations and warranties by such party under this Agreement, subject to the qualifications set forth herein and therein.

VII      CONFIDENTIAL INVESTOR QUESTIONNAIRE

         7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A              The undersigned is an individual (not a partnership,
          ---           corporation, etc.) whose individual net worth, or joint
                        net worth with his or her spouse, presently exceeds
                        $1,000,000.

                        Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B              The undersigned is an individual (not a partnership,
          ---           corporation, etc.) who had an individual income in
                        excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C              The undersigned is a director or executive officer of
          ---           the Company which is issuing and selling the Units.

Category D              The undersigned is a bank; a savings and loan
          ---           association; insurance company; registered investment
                        company; registered business development company;
                        licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


                        ------------------------------
                              (describe entity)

Category E              The undersigned is a private business development
          ---           company as defined in section 202(a)(22) of the
                        Investment Advisers Act of 1940.

                        --------------------------
                            (describe entity)


Category F              The undersigned is either a corporation, partnership,
          ---           business trust, or non-profit organization within the
                        meaning of Section 501(c)(3) of the Internal Revenue
                        Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                        --------------------------
                            (describe entity)


Category G              The undersigned is a trust with total assets in excess
          ---           of $5,000,000, not formed for the specific purpose of
                        acquiring the Units, where the purchase is directed by a "sophisticated person" as defined in Regulation
                        506(b)(2)(ii) under the Securities Act.

Category H              The undersigned is an entity (other than a trust) all
          ---           the equity owners of which are "accredited investors"
                        within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                        --------------------------
                            (describe entity)

Category I              The undersigned is not within any of the categories
          ---           above and is therefore not an accredited investor. The
                        undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

         7.2      SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c) For all Subscribers, please list types of prior investments:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(d) For all Subscribers, please state whether you have you participated in other private placements before:

                             YES               NO
                                -----            -----

(e) If your answer to question (d) above was "YES", please indicate frequency of such prior participation in private placements of:


                      Public           Private       Public or Private
                     Companies        Companies      Biotechnology Companies

    Frequently
                        ----            ----            ----
    Occasionally
                        ----            ----            ----
    Never
                        ----            ----            ----

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

                             YES               NO
                                -----            -----

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

                             YES               NO
                                -----            -----

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

                             YES               NO
                                -----            -----

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

                             YES               NO
                                -----            -----

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

                             YES               NO
                                -----            -----

7.3      MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

               (a)  Individual Ownership

               (b)  Community Property

               (c)  Joint Tenant with Right of
                    Survivorship (both parties
                    must sign)

               (d)  Partnership*

               (e)  Tenants in Common

               (f)  Company*

               (g)  Trust*

               (h)  Other

                  *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

 YES               NO
    -----            -----

If Yes, please describe:

----------------------------------------------

----------------------------------------------

----------------------------------------------


*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


---------------------------------
Name of NASD Member Firm

By:
   ------------------------------
         Authorized Officer

Date:
     ----------------------------

7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 7 and such answers have been provided under the assumption that the Company will rely on them.

NUMBER OF UNITS_______X $100,000 =__________ (THE "PURCHASE PRICE")



-----------------------------       ---------------------------------
Signature                           Signature (if purchasing jointly)



-----------------------------       ---------------------------------
Name Typed or Printed               Name Typed or Printed



-----------------------------       ---------------------------------
Entity Name                         Entity Name



-----------------------------       ---------------------------------
Address                             Address



-----------------------------       ---------------------------------
City, State and Zip Code            City, State and Zip Code



-----------------------------       ---------------------------------
Telephone-Business                  Telephone--Business



-----------------------------       ---------------------------------
Telephone-Residence                 Telephone--Residence



-----------------------------       ---------------------------------
Facsimile-Business                  Facsimile--Business



-----------------------------       ---------------------------------
Facsimile-Residence                 Facsimile--Residence



-----------------------------       ---------------------------------
Tax ID # or Social Security #       Tax ID # or Social Security #

Name in which securities should be issued:
                                          ---------------------------

(THE SECURITIES WILL BE DELIVERED TO YOU AT THE ADDRESS PROVIDED ABOVE.)

Dated:                        , 2003
      -----------------------

This Subscription Agreement is agreed to and accepted as of __________ , 2003.


                                    DOR BioPharma, Inc.

                                    By:
                                       ---------------------------------------
                                    Name:  Dr. Ralph Ellison
                                    Title: President & Chief Executive Officer

                            CERTIFICATE OF SIGNATORY

                          (To be completed if Units are

                       being subscribed for by an entity)


I,______________________________, am the____________________________ of
______________________________________ (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement on behalf of the Entity and that the Entity is empowered and duly authorized to carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity subject to any qualifications set forth in the Subscription Agreement.

         IN WITNESS WHEREOF, I have set my hand this ________day of ________________, 2003.



                     ---------------------------------------
                                  (Signature)

                               DOR BIOPHARMA, INC.
                       28101 NORTH BALLARD DRIVE, SUITE F
                           LAKE FOREST, ILLINOIS 60045


July 16, 2003

Dear Subscriber:

         Reference is hereby made to that certain Subscription Agreement (the "Subscription Agreement"), dated of even date hereof, by and between DOR BioPharma, Inc. (the "Company") and you, as a subscriber for the Units (as defined in the Subscription Agreement). Notwithstanding Section 6.3 of the Subscription Agreement, this letter is intended to modify the Subscription Agreement and shall survive the execution of the Subscription Agreement. You also acknowledge that this letter and other substantially similar letters delivered to other Subscribers shall be deemed disclosed in Section 1.18 of the Subscription Agreement. To induce you to purchase the Units, the Company hereby covenants and agrees that all of the restrictions on "short sales" of the Company's equity securities contained in Section 1.17 of the Subscription Agreement shall terminate on the earliest to occur of (i) the date that is two months after the Escrow Release Date (as defined in the Subscription Agreement) or (ii) such time as the Company's common stock trades at or above 200% of the Average Trading Price (as defined in the Subscription Agreement) for a period of twenty (20) consecutive trading days, and after such date, Section 1.17 of the Subscription Agreement shall be of no further force and effect.

Very truly yours,


DOR BioPharma, Inc.


By:
   -------------------------
   Ralph M. Ellison
   Chief Executive Officer


Acknowledged and Agreed to
as of the date hereof:


------------------------------

By:
   ---------------------------
   Name

   ---------------------------
   Title